Commitments and Contingencies (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Future minimum lease commitments
2013	$ 61
2014	45
2015	37
2016	30
2017	21
Thereafter	43
Total minimum lease payments [1]	$ 237	[1]

[1]	Excludes expected future minimum sublease income of approximately $4 and $2 in 2013 and 2014, respectively.